EXHIBIT 1

                                CASH TRANSACTIONS

                            CANADIAN GENERAL CAPITAL

09/30/97          Receipt of Interest on Canadian General Insurance Group                        $2,281,455.31
                  Limited 9.125% Subordinated Debentures due March 31, 2026                      -------------

09/30/97          Funds disbursed to Holders of Canadian General Trust                           $2,281,455.31
                  Originated Preferred Securities and Common Stock                               -------------



Dated:   October 14, 1997




                                By:   IBJ SCHRODER BANK & TRUST COMPANY
                                      as Administrative Trustee



                                By:  /s/ Stuart Rothenberg
                                     ---------------------------------------
                                     Stuart Rothenberg
                                     Assistant Vice President